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                                    FORM 8-A

                             Washington, D.C. 20549

               For registration of certain classes of securities
                    Pursuant to section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                                 INFORTE CORP.
             (Exact name of registrant as specified in its charter)

       Delaware                                                  36-3909334
(State of incorporation                                       (I.R.S. Employer
   or organization)                                          Identification No.)


150. N. Michigan Avenue, Suite 3400,
Chicago, Illinois                                                  60601
(Address of principal executive offices)                        (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                 Name of each exchange on which
          to be so registered                 each class is to be registered

                 None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]


Securities Act registration statement file number to which this form relates:
333-92325
     (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act.

                         Common Stock, $.001 par value
                                (Title of class)
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     1. Description of Registrant's Securities to be Registered.

          The Registrant hereby incorporates by reference herein the description of the Registrant's Common Stock, in the Prospectus contained in the Registrant's Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on December 8, 1999 under Commission File No. 333-92325 (as amended from time to time, the "Registration Statement"), and as such section may be amended at the time the Registration Statement is declared effective. The form of the Company's Articles of Incorporation and By-laws are filed as Exhibit 3.1 and 3.2, respectively, to the Registration Statement.

     2. Exhibits

          The following exhibits are filed as part of the Registration
Statement.

       2(a) Amendment No. 2 to the Registration Statement, as filed with the Securities and Exchange Commission on January 31, 2000, incorporated herein by reference.

       2(b)  Articles of Incorporation./1/

       2(c)  Bylaws./2/

       2(d)  Copy of form of stock certificate for the Registrant's Common
             Stock.


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     /1/ Incorporated herein by reference to Exhibit 3.1 of the Registration
         Statement No. 333-92325 filed with the Securities and Exchange Commission on December 8, 1999.

     /2/ Incorporated herein by reference to Exhibit 3.2 of the Registration
         Statement No. 333-92325 filed with the Securities and Exchange Commission on December 8, 1999.
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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: January 31, 2000
                                 INFORTE CORP.



                                 By: /s/ Nick Padgett
                                    ---------------------------------------
                                    Name: Nick Padgett
                                         ----------------------------------
                                    Its:  CFO
                                        -----------------------------------
                                 (Print the name and title of the signing
                                 officer under his signature)